SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

      --------------------------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): July 19, 2000
                                                        (July 19, 2000)


                         KNIGHT TRADING GROUP, INC.
      --------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                   001-14223          22-3689303
   ------------               ---------         ----------------
   (State or other           (Commission        (IRS Employer
   jurisdiction of           File Number)       Identification No.
   incorporation)


              525 Washington Boulevard, Jersey City, NJ 07310
          --------------------------------------------------------
                 (Address of principal executive offices) (Zip Code)


                               (201) 222-9400
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            (Registrant's telephone number, including area code)




                         Knight Trading Group, Inc.
                         Current Report on Form 8-K



Item 5.        Other Events

        On July 19, 2000, the registrant issued a press release announcing its results of operations for the quarter ended June 30, 2000.


Item 7.  Financial Statements and Exhibits.

        a.     Financial Statements
               Not required

        b.     Pro forma Financial Information
               Not required

        c.     Exhibits

               Exhibit No.                       Description
               -----------                       ----------

               99.01 Press Release of Knight Trading Group, Inc. issued July 19, 2000.



                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: July 19, 2000


                                    KNIGHT TRADING GROUP, INC.



                                  By:  /s/ Robert I. Turner
                                       ------------------------
                                  Name:  Robert I. Turner
                                  Title: Executive Vice President, Treasurer
                                            and Chief Financial Officer



                               EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------

99.01                 Press Release of Knight Trading Group, Inc.
                      issued on July 19, 2000.